UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in that Current Report on Form 8-K filed by Evofem Biosciences, Inc. (the “Company” or “Evofem”) with the Securities and Exchange Commission (the “SEC”) on December 12, 2023, on December 11, 2023 the Company, Aditxt, Inc., a Delaware Corporation (“Aditxt”) and Adicure, Inc., a Delaware corporation and wholly-owned subsidiary of the Parent (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), whereby the Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). In connection with the Merger, Aditxt entered into an assignment agreement, dated December 11, 2023 (the “December Assignment Agreement”) pursuant to which Aditxt and certain holders of Company senior indebtedness notes (the “Holders”) assigned their respective notes to Aditxt in consideration for the issuance, by Aditxt, of (i) an aggregate principal amount of $5.0 million in secured notes of the Company due on January 2, 2024 (the “January 2024 Secured Notes”), (ii) an aggregate principal amount of $8.0 million in secured notes of the Company due on September 30, 2024 (the “September 2024 Secured Notes”), (iii) an aggregate principal amount of $5.0 million in ten-year unsecured notes (the “Unsecured Notes”), and (iv) payment of $154,480 in respect of net sales of Phexxi in respect of the calendar quarter ended September 30, 2023 (the payment, together with the September 2024 Notes, the December 2023 Notes and the Unsecured Notes, as may have been amended from time to time, the “Notes”).

As discussed in Item 8.01 below, Aditxt entered into an assignment agreement (the “February Assignment Agreement”), pursuant to which Aditxt assigned all remaining amounts due under the Notes back to the Holders. On February 29, 2024, Aditxt, the Merger Sub and the Company entered into a third amendment to the Merger Agreement (the “Third Amendment”) in order to (i) make certain conforming changes to the Merger Agreement regarding the Notes, (ii) extend the date by which the Company and Aditxt will file the joint proxy statement until April 30, 2024, and (iii) remove the requirement that Aditxt will make the Parent Loan (as defined in the Merger Agreement) by February 29, 2024 and replace it with the requirement that Aditxt will make an equity investment into the Company consisting of (a) a purchase of 2,000 shares of Evofem Series F-1 Preferred Stock for an aggregate purchase price of $2.0 million on or prior to April 1, 2024, and (b) a purchase of 1,500 shares of Evofem Series F-1 Preferred Stock for an aggregate purchase price of $1.5 million on or prior to April 30, 2024.

The foregoing description of the Third Amendment is not complete and are qualified in their entirety by reference to the full text of Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Important Information for Stockholders

This Current Report on Form 8-K and the exhibits hereto is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or a solicitation of any vote or approval, or of an offer to buy the securities of the Company or Aditxt, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

In connection with the proposed transactions, the Company intends to file the Proxy Statement / Registration Statement with the SEC, which will include a proxy statement/prospectus of the Company. the Company also plans to file other documents with the SEC regarding the proposed transactions. After the Proxy Statement / Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be made available to the stockholders of the Company. STOCKHOLDERS OF THE COMPANY AND ADTIXT ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and Aditxt once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, employees and Aditxt may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2023 annual meeting filed with the SEC on August 29, 2023, as amended. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the Proxy Statement / Registration Statement on Form S-4 and other materials to be filed with the SEC in connection with the Merger Agreement.

Item 8.01. Other Events

On February 26, 2024, the Aditxt and the Holders, with the consent of the Company, entered into the February Assignment Agreement, pursuant to which the Aditxt assigned all remaining amounts due under the Notes back to the Holders. In connection with the February Assignment Agreement, the Aditxt and the Holders entered into a payoff letter (the “Payoff Letter”) and amendments to the January 2024 Secured Notes, pursuant to which the maturity date of the January 2024 Secured Notes was extended to March 31, 2024 and the outstanding balance under the Notes, after giving effect to the transactions contemplated by the February Assignment Agreement as applied pursuant to the Payoff Letter, was adjusted to $250,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Third Amendment to Agreement and Plan of Merger dated as of February 29, 2024, by and among Aditxt, Inc., Adicure, Inc. and Evofem Biosciences, Inc..
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: March 6, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer